NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ROYCE GLOBAL TRUST, INC.


To the Stockholders of
ROYCE GLOBAL TRUST, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ROYCE GLOBAL TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414
Avenue of the Americas, New York, New York, on April 28, 1998 at 4:00 p.m. (E.T.), for the following purposes:

     1. To elect a board of five directors, three to be elected by the holders of both the Fund's Common Stock and its 7.45% Cumulative Preferred Stock ("Preferred Stock") voting together as a single class, and two to be elected only by the holders of the Fund's Preferred Stock.

      2. To ratify the selection of Tait, Weller & Baker as independent public accountants of the Fund for the year ending December 31, 1998.

      3. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

      The Fund's Annual Report to Stockholders for the year ended December 31, 1997 was previously mailed to stockholders, and copies of it are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                           IMPORTANT

      To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                              By order of the Board of Directors,

                              John E. Denneen
                              Secretary
April 7, 1998

                    ANNUAL MEETING OF STOCKHOLDERS
                     	         OF
                    	ROYCE GLOBAL TRUST, INC.
                     1414 Avenue of the Americas
                      New York, New York 10019

                       Tuesday, April 28, 1998


                   _____________________________
                          PROXY STATEMENT
                   _____________________________


      Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for the meeting, solicited on behalf of the directors of Royce Global Trust, Inc. (the "Fund").

      The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. The shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposal 2 in the Notice of Annual Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of the Proposal. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 1 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, Inc. ("Royce"), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable.

      On March 31, 1998, the record date for the meeting, there were 8,423,423 shares of Common Stock and 800,000 shares of Preferred Stock of the Fund outstanding. The stockholders entitled to vote are those of record on that date. Shares of both the Common Stock and the Preferred Stock are entitled to one vote on each item of business at the meeting. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Election at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

      The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock and Preferred Stock as of the record date.


                               Class       Amount and Nature      Percentage
Name and Address of Owner      of Stock    of Ownership           of Class
-------------------------      --------    -----------------      ----------

Charles M. Royce               Common      755,740 shares--           9.0%
1414 Avenue of the Americas                Beneficial (sole voting
New York, NY 10019                         and investment power)
New Haven, CT  06520


Magten Asset Management Corp.  Common      843,900 shares--          10.0%(1)
35 East 21st Street                        Beneficial (shared voting
New York, NY 10022                         investment power)


Wachovia Corporation           Common      581,182 shares--           6.9%
100 North Main Street                      Beneficial (sole voting
Winston Salem, NC 27150                    and investment power)


Cede & Co. FAST                Common      7,304,420 shares-Record   86.7%
P.O. Box 20 Bowling
 Green Station              Preferred        791,500 shares-Record   98.9%
New York, NY 10274


(1) These shares have been reported by Magten Asset Management Corp. to the Securities and Exchange Commission on a Schedule 13G which states that the shares "were not acquired for the purpose of and do not have the effect of changing or influencing the control" of the Fund. Of this 10.0%, General Motors Employees Domestic Group Pension Trust, an advisory client of Magten Asset Management Corp., has an interest with respect to more than 5% of the Fund's outstanding shares of Common Stock.

          SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

           Common                               Preferred
Proposal   Stockholders                         Stockholders
--------   ------------                         ------------
   1       Common and Preferred Stockholders,   Preferred Stockholders,
           voting together as a single class,   voting as a separate class,
           elect 3 directors                    elect 2 additional directors


   2       Common and Preferred Stockholders, voting together as a single class


             1. ELECTION OF DIRECTORS (Proposal 1)

      At the meeting, it is proposed to elect five directors, each director to hold office until the next Annual Meeting of Stockholders and until his successor shall have been elected and qualifies. The holders of both the Common Stock and the Preferred Stock, voting together as a single class, are entitled to elect three directors. The holders of the Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors. The Fund's Board of Directors has nominated the following five persons, each of whom has served as a director since October 31, 1996 (except for William L. Koke, who has served as a director since August 1997), to become directors of the Fund. Certain information concerning them is set forth below. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for election as a director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

                                         Positions With
          Name                Age        The Fund            	Elected By
	  ----		      ---        --------------		----------
     Charles M. Royce   ...... 58        Director, President 	Common and
                                         and Treasurer       	Preferred

     Richard M. Galkin  ...... 59        Director          	Common and
								Preferred

                                         Positions With
          Name                Age        The Fund            	Elected By
	  ----		      ---        --------------		----------

     Stephen  L. Isaacs ...... 58        Director           	Preferred only

     William L. Koke    ...... 63        Director       	Common and
                                                       		Preferred

     David L. Meister   ...... 58        Director       	Preferred only

      A total of seven meetings of the Board of Directors were held during the year ended December 31, 1997, and each director attended 75% or more of the meetings held during the period in which he served.

      The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister, which is responsible for recommending the selection and nomination of the independent auditors of the Fund and for conducting post-audit reviews of the Fund's financial condition with the auditors. The Audit Committee held two meetings during the year ended December 31, 1997, and each member of the Audit Committee attended both of the meetings. The Board of Directors does not have any other standing committees.

      There are no family relationships between any of the Fund's directors and officers.

      As of the record date, the Fund's directors beneficially owned the following shares of its Common Stock:

     Name of Director                   Amount         Percentage of Class
     ----------------                   ------         -------------------
     Charles  M.  Royce  .............. 755,740 shares     	9.0%
     Richard M. Galkin   .............. None             	-
     Stephen L. Isaacs   .............. None             	-
     William  L.  Koke   ..............     500 shares          -
     David L. Meister    .............. None			-

      Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all directors and officers of the Fund as a group (10 persons) beneficially owned 788,744 shares of the Fund's Common Stock, constituting 9.4% of the class, and no shares of its Preferred Stock.

BUSINESS EXPERIENCE

      Set forth below is certain information as to the principal business experience of the Fund's directors during the past five years.

      Charles M. Royce is the President, Secretary, Treasurer and sole director and sole voting shareholder of Royce, the investment adviser to the Fund. He has served as Royce's President and Treasurer for more than 24 years. Mr. Royce also manages three private investment partnerships through Royce Management Company ("RMC"), a registered investment adviser, of which he is the managing general partner.

      Richard M. Galkin is a private investor and the President of Richard M. Galkin Associates, Inc., telecommunications consultants.

      Stephen L. Isaacs has been President of The Center for Health and Social Policy since September 1996 and President of Stephen L. Isaacs Associates, consultants. He was a Director of the Columbia University Development Law and Policy Program and a Professor at Columbia University until August 1996.

      William L. Koke is a registered investment adviser and financial planner with Shoreline Financial Consultants.

     David L. Meister is a consultant in the communications industry.

     Mr. Royce is also President and Treasurer of Royce Micro-Cap Trust, Inc. ("OTCM"), Royce Value Trust, Inc. ("RVT"), The Royce Fund ("TRF") and Royce Capital Fund ("RCF"), registered management investment companies. Messrs. Royce, Galkin, Isaacs and Meister are also directors/trustees of OTCM, RVT, TRF and RCF. Mr. Koke is also a trustee of TRF. Mr. Royce is also the sole shareholder and director and Secretary of Royce Fund Services, Inc., the distributor of The Royce Fund's shares.

      Mr.  Royce  is  an "interested person" of the Fund within the  meaning  of
Section 2(a)(19) of the Investment Company Act of 1940.

      In addition to Mr. Royce, three Vice Presidents of the Fund are also officers of Royce.


REMUNERATION OF DIRECTORS AND OFFICERS

      Set forth below is the compensation paid by the Fund and the four other registered investment companies comprising The Royce Funds to each director for the year ended December 31, 1997.

                    Aggregate Compensation   Total Compensation From the Fund
     Director       From the Fund            and Other Royce Funds
     --------       ----------------------   --------------------------------
     Charles M. Royce    $      -                    $      -
     Richard M. Galkin      4,000                      65,000
     Stephen L. Isaacs      4,000                      65,000
     William L. Koke        1,125                      38,125
     David L. Meister       4,000                      65,000

      Each of the Fund's non-affiliated directors receives a base fee of $2,500 per year plus $250 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1997 in addition to or in lieu of this standard arrangement.


VOTE REQUIRED

       A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.


                      2. RATIFICATION OF
    SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)

      At the meeting, the stockholders will be asked to ratify the selection by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, of Tait, Weller & Baker, independent accountants, to serve as the Fund's auditors for the year ending December 31, 1998.

      The practice of Tait, Weller & Baker is concentrated in the investment company/management industry, and the Board believes the Fund, as part of an independent complex, should benefit from the expertise and cost effectiveness which they have developed. The selection of Tait, Weller & Baker did not involve any dispute with Ernst & Young LLP, the Fund's independent public accountants for the year ended December 31, 1997, or a decision by Ernst & Young LLP not to stand for re-election as auditors. The report of Ernst & Young LLP on the financial statements of the Fund as of December 31, 1997 and for the two years then ended, as well as all prior reports, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

      Tait, Weller & Baker has informed the Fund that neither Tait, Weller & Baker nor any of its partners has any direct or indirect financial interest in the Fund except as auditors and independent public accountants. Representatives of Tait, Weller & Baker and Ernst & Young LLP are not expected to be present at the meeting, but have been given an opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

VOTE REQUIRED

      Ratification of the selection of Tait, Weller & Baker as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, present or represented at the meeting (assuming that more than 50% of the shares are present or represented).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.


                        3. OTHER BUSINESS

     Management knows of no business to be brought before the meeting other than Proposals 1 and 2 in the Notice of the Annual Meeting. If other matters do come before the meeting, it is intended that the shares represented by Proxies will be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the Proxies.

                     ADDITIONAL INFORMATION

      The address of Royce & Associates, Inc., the Fund's investment adviser, is 1414 Avenue of the Americas, New York, New York 10019.

                     STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Fund's 1999 Annual Meeting of Stockholders must be received by the Fund by December 8, 1998, for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting.

          PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE
               ACCOMPANYING POSTAGE-PAID ENVELOPE

RCGT-PS-98

COMMON STOCK        ROYCE GLOBAL TRUST, INC.        COMMON  STOCK

                  1414 Avenue of the Americas
                      New York, NY  10019

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, a Common Stockholder of Royce Global Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on March 31, 1998, at the Annual Meeting of Stockholders to be held on April 28, 1998, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE  VOTE,  DATE  AND SIGN ON REVERSE AND RETURN PROMPTLY  IN   THE  ENCLOSED
ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE

__________________________________________________

     ROYCE GLOBAL TRUST, INC.
         COMMON STOCK
_____________________________________________



								With-   For All
         1.   ELECTION OF DIRECTORS            		For	hold    Except

                   CHARLES M. ROYCE, RICHARD M. GALKIN,  /  /    /  /     /  /
                         AND WILLIAM L. KOKE

              If you do not wish your shares voted "FOR" a particular nominee, mark the
              "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                         For   Against  Abstain

          2.  PROPOSAL TO RATIFY THE SELECTION OF TAIT,	 /  /    /  /    /  /
              WELLER & BAKER AS INDEPENDENT PUBLIC
              ACCOUNTANTS

          3.  THE PROXIES ARE AUTHORIZED TO VOTE UPON
              SUCH OTHER BUSINESS AS MAY PROPERLY COME
              BEFORE THE MEETING.



       Please be sure to sign and date this Proxy.     Date:

       Mark box at the right if an address change or comment has been noted on the reverse side of this card.


     Stockholder sign here       Co-owner sign here       RECORD DATE SHARES:

PREFERRED STOCK     ROYCE GLOBAL TRUST, INC.     PREFERRED STOCK

                 1414 Avenue of the Americas
                     New York, NY  10019

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, a Preferred Stockholder of Royce Global Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.45% Cumulative Preferred Stock of the Fund held of record by the undersigned on March 31, 1998, at the Annual Meeting of Stockholders to be held on April 28, 1998, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE  VOTE,  DATE  AND SIGN ON REVERSE AND RETURN PROMPTLY  IN   THE  ENCLOSED
ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE


__________________________________________________

ROYCE GLOBAL TRUST, INC.
         PREFERRED STOCK
_____________________________________________


								With-   For All
         1.   ELECTION OF DIRECTORS            		For	hold    Except

                   CHARLES M. ROYCE, RICHARD M. GALKIN,  /  /    /  /     /  /
                   STEPHEN L. ISAACS, WILLIAM L. KOKE,
			AND DAVID L. MEISTER

              If you do not wish your shares voted "FOR" a particular nominee, mark the
              "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                         For   Against  Abstain

          2.  PROPOSAL TO RATIFY THE SELECTION OF TAIT,	 /  /    /  /    /  /
              WELLER & BAKER AS INDEPENDENT PUBLIC
              ACCOUNTANTS

          3.  THE PROXIES ARE AUTHORIZED TO VOTE UPON
              SUCH OTHER BUSINESS AS MAY PROPERLY COME
              BEFORE THE MEETING.



       Please be sure to sign and date this Proxy.     Date:

       Mark box at the right if an address change or comment has been noted on the reverse side of this card.


     Stockholder sign here       Co-owner sign here       RECORD DATE SHARES: